Exhibit 21.1

Subsidiaries of Lions Gate Entertainment Corp.

100 Plus Productions, Inc.	NY
ABX Productions Inc.	PA
Active TV Ltd	UK
Alibi Productions, LLC	DE
Alternate Universe, LLC	CA
Amnesia Productions, LLC	CA
American Lion Productions, LLC	CA
Anchor Bay Entertainment Canada Co.	Nova Scotia
Anchor Bay Entertainment, LLC	DE
Anger Productions, Inc.	CA
Aries Pictures LLC	CO
Artisan Entertainment Inc.	DE
Artisan Home Entertainment Inc.	DE
Artisan Film Investors LLC	DE
Artisan Pictures LLC	DE
Atom Productions, Inc.	CA
Awaken Productions Corp.	British Columbia
Awaken Productions, Inc.	CA
BHF Productions Inc.	CA
Blair Witch Films, LLC	CA
Blitz Distribution Limited	UK
Blitz Films Limited	UK
Blue Mountain State Productions Corp.	Canada (Federal)
Boss Kane Productions, Inc.	CA
Bottled Vines Productions Inc.	British Columbia
Box Productions, LLC	CA
Brendita’s Films, LLC	CA
C4 Productions, Inc.	CA
Caller Productions, Inc.	CA
Casual Productions, Inc.	CA
CATX Action1 12 Productions, Inc.	CA
CATX Certain Slant 12 Productions, Inc.	CA
CATX Exorcism 12 Productions, Inc.	CA
CATX Reawakening 12 Productions, Inc.	CA
CATX Ricky 12 Productions, Inc.	CA
CATX Time After Time 12 Productions, Inc.	CA
CATX Two Eyes 12 Productions, Inc.	CA
CATX Wee 12 Productions, Inc.	CA
CB Development. LLC	CA

CB Direct, LLC	CA
CBLG Productions, LLC	CA
CBNU Productions, LLC	CA
Chains Productions, Inc.	CA
ComicRockStar, Inc.	CA
Condemned Productions, Inc.	CA
Cooper Productions Louisiana, LLC	LA
Coupon Productions Canada Inc.	Canada (Federal)
Coupon Productions Limited	UK
Covered Moon Productions, LLC	CA
Crash Television Productions, Inc.	CA
Crushed Productions, Inc.	CA
Cuckoo Productions, Inc.	CA
Dancing Productions, Inc.	CA
Dare Productions, Inc.	CA
Davyco Productions, LLC	CA
DD1 Productions, LLC	CA
DD1 Productions Canada Inc.	Canada (Federal)
DD2 Acquisition Corp.	CA
Dead Zone Production Corp.	British Columbia
Deadbeat Productions, Inc.	NY
Debmar Studios, Inc.	CA
Debmar/Mercury (WW) Productions, LLC	CA
Debmar/Mercury International Limited	UK
Delish Project, LLC	DE
Delish Television Development, LLC	DE
Despair Island, LLC	CA
DHW Productions, LLC	CA
Diable Productions, Inc.	CA
Digital Murder, Inc.	CA
DJM Services Inc.	CA
Donor Productions, Inc.	CA
Drawback Productions, LLC	CA
Driving All The Way Productions, LLC	CA
DVG Productions, LLC	CA
Elah Productions, LLCsla	CA
Entertainment Capital Holding II S.a.r.l.	Luxembourg
Entertainment Capital Holdings S.a.r.l. (ECHO)	Luxembourg
Eternal Acquisitions Corp.	DE
Film Holdings Co.	DE
Find Series Productions, LLC	CA
First Pick Productions, Inc.	CA
First Pick Productions, LLC	CA

Fitness TV International, Inc.	DE
Foo Productions, Inc.	CA
For Our Kids Entertainment, LLC	DE
Friends Financing, Inc.	DE
Full Moon Productions, LLC	CA
Garnish Productions Canada Inc.	Canada (Federal)
GC Films, Inc.	CA
GC Productions USA, Inc.	CA
Get Some Productions, LLC	CA
GGX Productions, Inc.	CA
Go For Broke Productions, Inc.	NY
GOE Productions, LLC	CA
Good Evel Productions, Inc.	CA
Graves Productions, Inc.	CA
Grindstone Entertainment Group, LLC	CA
Guilt Productions, Inc.	CA
HGMJ Productions Canada Inc.	British Columbia
Highchair Productions, Inc.	CA
Higher Post LLC	CA
Houdini Productions UK Limited	UK
Houdini Productions, Inc.	CA
House Row Productions, LLC	CA
HSKL Productions, Inc.	CA
HSKL Productions Canada, Inc.	Canada (Federal)
IDC Argentina, LLC	DE
Iniquity Productions Limited	UK
Invisible Casting Inc.	CA
IV Productions, Inc.	PA
IV3D Productions, Corp.	Ontario
Jardinero Productions, LLC	CA
Jessabelle Productions, Inc.	CA
JetSetter Productions Inc	CA
Johnson Goode, LLC	CA
Just Rewards Productions, Inc.	CA
JV1 Delish LLC	DE
JW2 Productions Canada Inc.	Quebec
JW2 Productions NY, LLC	CA
KGLG Productions, Inc.	CA
Kill Pit Productions, Inc.	PA
Knowing Domestic Rights, LLC	CA
Knowing Productions, LLC	CA
Lady Prison Productions, Inc.	NY

Landscape Entertainment Corp.	DE
Laugh Out Loud Productions, LLC	CA
LG-Max LLC	CA
LG Capital Corporation	British Columbia
LG Feature One NZ Limited	New Zealand
LG Horror Channel Holdings, LLC	DE
LG Leopard GP Canada Inc.	Ontario
LG Productions Canada ULC	British Columbia
LGAC 1, LLC	DE
LGAC 3, LLC	DE
LGAC International LLC	DE
LGDG Films Inc.	CA
LGDS Development, Inc.	CA
LGDS Direct, Inc.	CA
LGDS Productions, Inc.	CA
LGJA, LLC	DE
LG JV Servicing Company	DE
LGTV Development (UK) Limited	UK
LGTV Productions, Inc.	CA
Lions Gate Australia Pty Ltd.	Australia
Lions Gate China UK Limited	UK
Lions Gate Consulting (Beijing) Co., Ltd.	Beijing
Lions Gate Digital Projects, Inc.	CA
Lions Gate Digital Studios, Inc.	CA
Lions Gate Entertainment (Hong Kong) Limited	Hong Kong
Lions Gate Entertainment Inc.	DE
Lions Gate Exhibition, Inc.	DE
Lions Gate Films Holdings Company #1, Inc.	CA
Lions Gate Films Holdings Company #2, Inc.	CA
Lions Gate Films Inc.	DE
Lions Gate Films of Puerto Rico, Inc.	Puerto Rico
Lions Gate Home Entertainment UK Limited	UK
Lions Gate India, Inc.	DE
Lions Gate Interactive, Inc.	DE
Lions Gate International (UK) Limited	UK
Lions Gate International Holdings S.A.R.L	Luxembourg
Lions Gate International Media Limited	UK
Lions Gate International Motion Pictures S.a.r.l.	Luxembourg
Lions Gate International Sales, LLC	DE
Lions Gate International Slate Investment SA.	Luxembourg
Lions Gate International (UK) Development Limited	UK
Lions Gate Mandate Financing Vehicle Inc.	DE
Lions Gate Media Canada GP Inc.	British Columbia

Lions Gate Media Canada Limited Partnership	British Columbia
Lions Gate Media Ltd.	UK
Lions Gate Music Corp.	British Columbia
Lions Gate Music Publishing LLC	DE
Lions Gate Music, Inc.	DE
Lions Gate Online Shop, Inc.	CA
Lions Gate Pennsylvania, Inc.	PA
Lions Gate Pictures UK Limited	UK
Lions Gate Productions, LLC	CA
Lions Gate Records, Inc.	CA
Lions Gate Releasing LLC	DE
Lions Gate Spirit Holdings, LLC	DE
Lions Gate Television Development LLC	CA
Lions Gate Television Inc.	DE
Lions Gate Television International - Latin America, Inc.	CA
Lions Gate UK Limited	UK
Lions Gate X Productions Corp.	Canada (Federal)
Lions Gate X Productions, LLC	DE
Lions Gate X-US Productions, LLC	DE
Lionsgate - TISA Television International, LLC	CA
LionsGate Channels, Inc.	DE
LionsGate Channels 2, Inc.	DE
Lionsgate LBE, Inc.	CA
Long Night Productions, LLC	Louisiana
Long Night Productions Pty Ltd	Australia
Love Lessons Productions, Inc.	CA
Lucky 7 Productions Corp.	British Columbia
Ludus Productions, Inc.	CA
LWH Productions, LLC	CA
Lyonheart, Inc.	CA
MacArthur Park Productions, Inc.	CA
Mandate Films, LLC	DE
Mandate Pictures, LLC	DE
Manifest Entertainment, LLC	CA
Mix Productions Limited	UK
MK Animated, LLC	CA
MOAL, LLC	CA
Mort Productions Ltd.	UK
Mort Productions US, Inc.	CA
Mother Productions Corp.	Ontario
MQP, LLC	DE
Mucho Movies, Inc.	DE
Namor Productions, LLC	DE

Networks CTS, Inc.	DE
NGC Films, Inc.	CA
NR Productions, Inc.	CA
Nurse Productions, Inc.	NY
NYSM2 Productions Limited	UK
NYSM2 Productions, LLC	CA
Old Hickory Productions, Inc.	DE
Orion Arm Acquisition Inc.	DE
Orion Arm Holding Co., LLC	DE
Overture Films, LLC	DE
P2 Productions U.S., LLC	CA
PantaYA, LLC	DE
Pearl River Holdings Corp.	British Columbia
Peeples Productions, Inc.	CA
Pencils Productions, LLC	CA
PGH Productions, Inc.	PA
PLLG Legal, Inc.	CA
Power Mongering Despot, Inc.	CA
Practice Productions, LLC	CA
Preach Productions, Inc.	CA
Presidential Productions, Inc.	CA
Privileged Productions Limited	UK
Probable Productions, Inc.	Canada (Federal)
Production Management Inc.	NM
Profiler Productions Corp.	Ontario
Proscenium Pictures Limited	England and Wales
PSGM, Inc.	CA
Psycho Productions Services Corp.	Ontario
Puck Productions, LLC	CA
PWG Productions, Inc.	CA
PX1 Productions Corp.	British Columbia
PX1 Productions, Inc.	CA
Pyramania Pty Ltd	Australia
R&B Productions, Inc.	CA
R2 Productions Canada Inc,	British Columbia
R2 Productions Limited	England and Wales
Rabbit Productions Inc.	CA
Red 2 US Productions, LLC	CA
RG Productions, Inc.	CA
RHO Productions Limited	UK
Rock Acquisition, LLC	DE
Rosie Productions Limited	UK
Royals Productions, Inc.	CA

RRR Productions, LLC	CA
Saint Productions, Inc.	CA
Screening Room, Inc.	CA
SDI Productions, Inc.	CA
Seashore GER 1, Inc.	CA
Seashore GER 2, Inc.	CA
See Me Louisiana, L.L.C.	LA
SELP, LLC	CA
Shirt Productions, Inc.	CA
Shirt Productions Canada Inc.	Canada (Federal)
SHK Productions, LLC	CA
Silent Development Corp.	DE
Skillpa Productions, LLC	CA
South Shore Productions, Inc.	CA
Southern Fish, Inc.	CA
Spinel Productions, Inc.	CA
Spinel Productions Ltd	UK
Spoken Productions, Inc.	CA
SS3 Productions, Inc.	PA
Stanton Productions, LLC	CA
Starz Acquisition LLC	DE
Starz Ballet Productions, LLC	DE
Starz Canada Holdco, LLC	DE
Starz Entertainment, LLC	CO
Starz Entity Holding Company, LLC	DE
Starz Evil Dead New Zealand Limited	New Zealand
Starz Evil Productions, LLC	DE
Starz Finance Corp	DE
Starz Heels Productions, LLC	DE
Starz Independent, LLC	DE
Starz Investments, LLC	DE
Starz LLC	DE
Starz Media Group, LLC	DE
Starz Media, LLC	DE
Starz Nu Documentary Productions, LLC	DE
Starz Pirates Productions, LLC	DE
Starz Pour Vida Productions, LLC	CA
Starz Power Productions, LLC	DE
Starz Remorse Productions LLC	DE
Step-Up Productions, Inc.	CA
Step Up 5 Productions Canada, Inc.	Canada (Federal)
SU4, LLC	CA
SU5 Productions, Inc.	CA

Summit Distribution of Puerto Rico Corporation	Puerto Rico
Summit Distribution, LLC	DE
Summit Entertainment Development Services	CA
Summit Entertainment, LLC	DE
Summit Guaranty Services, LLC	CA
Summit International Distribution, Inc.	DE
Summit Productions, LLC	CA
Summit Signature, LLC	DE
Summit/Endgame LLC	CA
Sweat Productions, Inc.	CA
TCT Productions, Inc.	NY
Term Productions, Inc.	CA
Terrestrial Productions Corp.	British Columbia
Tiger Gate Entertainment Ltd.	Hong Kong
Tiny Horse Productions, Inc.	NY
Touch Productions Corp.	Canada (Federal)
Tough Trade Productions, Inc.	TN
Tribeca Short List, LLC	DE
TSBD Louisiana, LLC	LA
TSBD Productions, LLC	CA
TWA Productions, Inc.	CA
Twilight Domestic Rights, LLC	CA
Twilight Productions, LLC	CA
Two Ski Productions Inc.	Ontario
U.R.O.K. Productions, Inc.	CA
United Fandom, LLC	CA
UNZ Productions, Inc.	CA
Verdict Productions, Inc.	PA
Verona Productions, LLC	CA
Vestron Inc.	DE
Wallflower, LLC	CA
Washer Productions, Inc.	CA
Weeds Productions Inc.	CA
White Famous Productions, Inc.	CA
Wikal Productions, LLC	CA
Wilde Kingdom Productions Corp.	British Columbia
Women in Comedy Documentary, LLC	CA